SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction of incorporation or organization)	0-31659	(I.R.S. Employer Identification No.)

9255 Towne Centre Drive, Suite 225

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

ITEM 7. Financial Statements and Exhibits

ITEM 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition

SIGNATURES

EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Registrant dated July 26, 2004.

ITEM 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On July 26, 2004, Novatel Wireless, Inc. announced its financial results for the second quarter ended June 30, 2004 in a press release dated July 26, 2004. The press release is attached as Exhibit 99.1 to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: July 26, 2004	By:	/s/ Dan L. Halvorson
Dan L. Halvorson Chief Financial Officer and Treasurer, (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated July 26, 2004.